BLACKROCK FUNDSSM

SUPPLEMENT DATED JUNE 20, 2006

TO THE EQUITY, BOND AND MONEY MARKET PROSPECTUSES

DATED JANUARY 31, 2006

BlackRock — Merrill Lynch Transaction

BlackRock, Inc. (BlackRock), the parent company of the funds’ investment advisers and sub-advisers, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the Transaction). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of the new company and it will own no more than 45% of the new company’s common stock, and The PNC Financial Services Group, Inc. (PNC), which currently holds a majority interest in BlackRock, will retain approximately 34% of the new company’s common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock’s board. Completion of the Transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of the current investment advisory and, if applicable, sub-advisory agreements of the funds under the Investment Company Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each current agreement. Due to this uncertainty, each fund is submitting a new investment advisory agreement and, in certain cases, a new sub-advisory agreement to shareholders to prevent any potential disruption in the adviser’s and, if applicable, sub-adviser’s ability to provide services after the Transaction is completed. The new agreements will be submitted to shareholders for approval at a special meeting of shareholders to be held on August 22, 2006. The record date for determining the shareholders entitled to receive notice of and to vote at the special meeting is May 25, 2006.

Fund Reorganizations — UltraShort Municipal, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity and Dividend AchieversTM Portfolios

It is proposed that certain BlackRock funds be reorganized into funds currently managed by MLIM with similar investment objectives and policies as part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. In addition, it is proposed that certain MLIM funds be reorganized into the BlackRock Low Duration Bond, Inflation Protected Bond, Government Income and High Yield Bond Portfolios. The proposed reorganizations (the Reorganizations) where a BlackRock fund is to be reorganized into a MLIM fund (each, an Acquiring Fund) are as follows:

BlackRock Fund	Acquiring Fund
BlackRock UltraShort Municipal Portfolio	Merrill Lynch Municipal Bond Fund - Short-Term Portfolio

BlackRock New Jersey Tax-Free Income Portfolio	Merrill Lynch New Jersey Municipal Bond Fund

BlackRock Pennsylvania Tax-Free Income Portfolio	Merrill Lynch Pennsylvania Municipal Bond Fund

BlackRock Large Cap Value Equity Portfolio	Merrill Lynch Large Cap Value Fund

BlackRock Large Cap Growth Equity Portfolio	Merrill Lynch Large Cap Growth Fund

BlackRock Dividend AchieversTM Portfolio	Merrill Lynch Equity Dividend Fund

On May 16, 2006 the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization for each Reorganization (each, a Reorganization Agreement) that provides for (i) the transfer of substantially all the assets and certain stated liabilities of the BlackRock fund to the applicable Acquiring Fund in exchange for shares of the Acquiring Fund, (ii) the distribution of such shares to BlackRock fund shareholders and (iii) the dissolution of the BlackRock fund. Upon the closing of each Reorganization, BlackRock fund shareholders would hold shares of a similar class of the Acquiring Fund as they held of the BlackRock fund with an aggregate value equal to the aggregate value of BlackRock fund shares owned immediately prior to the Reorganization. The closings of the Reorganizations are conditioned on the closing of the Transaction, and upon the closing of the Reorganizations the Acquiring Funds will be managed by an affiliate of BlackRock.

Each Reorganization is conditioned upon approval by the applicable BlackRock fund’s shareholders. A special meeting of the shareholders of the funds to consider the Reorganizations has been called for August 22, 2006. The record date for determining the shareholders entitled to receive notice of and to vote at the special meeting is May 25, 2006. If shareholder approval is obtained, it is anticipated that the Reorganizations will occur contemporaneously with or soon after the Transaction, which is expected to occur at the end of the third quarter of 2006.

Change to Fundamental Investment Policy and Name — Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios

In order to enable the fund management team to pursue a broader range of investment opportunities and to reflect changes in the municipal securities markets, on May 16, 2006 the Board of Trustees approved a change to each fund’s fundamental investment policy regarding investments in municipal securities as detailed in the chart below. In addition, in connection with the proposed policy changes, the Board has approved a change in the name of each fund as detailed in the chart below. For purposes of this supplement, “municipal securities” are defined as bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities).

Current Name	Current Policy	New Name	Proposed New Policy
BlackRock Delaware Tax-Free Income Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax.	BlackRock Delaware Municipal Bond Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from regular Federal income tax and Delaware state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock Ohio Tax-Free Income Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax.	BlackRock Ohio Municipal Bond Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from regular Federal income tax and Ohio state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

Current Name	Current Policy	New Name	Proposed New Policy
BlackRock Kentucky Tax-Free Income Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax.	BlackRock Kentucky Municipal Bond Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from regular Federal income tax and Kentucky state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock New Jersey Tax-Free Income Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax.	BlackRock New Jersey Municipal Bond Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from regular Federal income tax and New Jersey state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock Pennsylvania Tax-Free Income Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax.	BlackRock Pennsylvania Municipal Bond Portfolio	The fund normally invests at least 80% of its assets in municipal securities the interest on which the fund manager believes is exempt from regular Federal income tax and Pennsylvania state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

As detailed above, the only proposed change to each fund’s fundamental investment policy is to remove the requirement that at least 80% of the fund’s assets normally be invested in securities the interest on which the fund manager believes is exempt from the Federal Alternative Minimum Tax. If the proposal is approved, the funds will not be required to invest any portion of their respective assets in securities the interest on which is exempt from the Federal Alternative Minimum Tax, and each fund may invest without limit in securities the interest on which may be subject to the Federal Alternative Minimum Tax. As a result, a shareholder’s tax liability may change if this proposal is approved.

These fundamental policy changes are conditioned upon approval by the applicable fund’s shareholders. A special meeting of the shareholders of the funds to consider these changes has been called for August 22, 2006. The record date for determining the shareholders entitled to receive notice of and to vote at the special meeting is May 25, 2006. If approval is obtained, it is anticipated that the changes will go into effect contemporaneously with the closing of the Transaction.

Change to Primary Investment Strategies and Key Risks — Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios

Change to Primary Investment Strategies

The “Primary Investment Strategies” section for each of the Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios will be amended to reflect the fact that the Board of Trustees approved a change to each fund’s primary investing strategies, to take effect upon the closing of the Transaction, whereby each fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. High yield bonds, sometimes referred to as “junk bonds”, are debt securities that are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer. If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

Change to Key Risks

The following will be added to the “Key Risks” section for each of the Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios:

A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Change to Primary Investment Strategies and Key Risks — Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, Global Opportunities and Asset Allocation Portfolios

Change to Primary Investment Strategies

The paragraph regarding derivatives in the “Primary Investment Strategies” section for each of the funds is amended to reflect the fact that each fund may enter into credit default swaps to the extent consistent with its investment strategies for hedging or leveraging purposes. In entering into a credit default swap, one party pays a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Change to Key Risks

The following is added to the end of the paragraph regarding the risks of derivatives in the “Key Risks” section for each of the funds:

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Change to Portfolio Management Teams — Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, UltraShort Municipal, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios

It is anticipated that certain changes will be made to the portfolio management teams of the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, UltraShort Municipal, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, as set forth below, following the closing of the Transaction and, with respect to the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, UltraShort Municipal, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, assuming the Reorganization of each fund and a fund currently managed by MLIM occurs.

Large Cap Value Equity and Large Cap Growth Equity Portfolios

Following the closing of the Transaction and assuming the Reorganization of each fund and a fund currently managed by MLIM occurs, it is anticipated that Robert C. Doll, Jr. will have day-to-day responsibility for the management of the reorganized fund. Mr. Doll has been President of MLIM since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He has been President and a member of the Board of the funds advised by MLIM and its affiliates since 2005.

Dividend AchieversTM Portfolio

Following the closing of the Transaction and assuming the Reorganization of the fund and a fund currently managed by MLIM occurs, it is anticipated that Robert M. Shearer will have day-to-day responsibility for the management of the reorganized fund. Mr. Shearer has been a Managing Director of MLIM since 2000 and was a First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager with MLIM since 1997.

Intermediate Government Bond and Intermediate Bond Portfolios

It is anticipated that following the closing of the Transaction, Todd Kopstein will no longer have day-to-day responsibility for managing the funds but will continue to be a member of the portfolio management team.

Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return and Managed Income Portfolios

It is anticipated that following the closing of the Transaction, Matthew Marra, Managing Director of BlackRock Advisors, Inc. (BAI) since 2006, and Andrew J. Phillips, Managing Director of BlackRock Financial Management, Inc. since 1999, will join Keith Anderson and Scott Amero in the day-to-day management of the funds. With BAI since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock’s fixed income team since 1997. Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

UltraShort Municipal Portfolio

Following the closing of the Transaction and assuming the Reorganization of the fund and a fund currently managed by MLIM occurs, it is anticipated that Peter J. Hayes will have day-to-day responsibility for the management of the reorganized fund. Mr. Hayes has been a Managing Director of MLIM since 2000 and was a First Vice President of MLIM from 1997 to 2000. He has been a portfolio manager with MLIM since 1987 and has managed the Merrill Lynch Short-Term Portfolio since 1996.

Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income and Kentucky Tax-Free Income Portfolios

It is anticipated that following the closing of the Transaction, Walter O’Connor will have day-to-day responsibility for the management of the funds. Mr. O’Connor has been a Managing Director of MLIM since 2003 and was a Director from 1997 to 2002. He has been a portfolio manager with MLIM since 1991 and has managed the Merrill Lynch National Portfolio since 1996.

New Jersey Tax-Free Income Portfolio

Following the closing of the Transaction and assuming the Reorganization of the fund and a fund currently managed by MLIM occurs, it is anticipated that Theodore R. Jaeckel, Jr., CFA will have day-to-day responsibility for the management of the reorganized fund. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Jaeckel has been a portfolio manager with MLIM since 1991 and has managed the Merrill Lynch New Jersey Municipal Bond Fund since 1998.

Pennsylvania Tax-Free Income Portfolio

Following the closing of the Transaction and assuming the Reorganization of the fund and a fund currently managed by MLIM occurs, it is anticipated that William R. Bock will have day-to-day responsibility for the management of the reorganized fund. Mr. Bock has been a Director of MLIM since 2005, and was a Vice President from 1989 to 2005. Mr. Bock has been a portfolio manager with MLIM since 1997 and has managed the Merrill Lynch Pennsylvania Municipal Bond Fund since 1997.

Change to Name — Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, Intermediate Bond, Intermediate PLUS Bond and Health Sciences Portfolios

Upon the closing of the Transaction, the names of certain funds will change as shown below:

Current Name	New Name
BlackRock Tax-Free Income Portfolio	BlackRock AMT-Free Municipal Bond Portfolio

BlackRock Core Bond Total Return Portfolio	BlackRock Total Return Portfolio II

BlackRock Core PLUS Total Return Portfolio	BlackRock Total Return Portfolio

BlackRock Intermediate Bond Portfolio	BlackRock Intermediate Bond Portfolio II

BlackRock Intermediate PLUS Bond Portfolio	BlackRock Intermediate Bond Portfolio

BlackRock Health Sciences Portfolio	BlackRock Health Sciences Opportunities Portfolio

Global Science & Technology Opportunities Portfolio

The name of the benchmark against which the fund measures its performance has changed from the Pacific Stock Exchange Technology Index to the NYSE Arca Tech 100 IndexSM.

Index Equity Portfolio

Upon the closing of the Transaction, the Index Equity Portfolio anticipates redeeming its interest in its current master portfolio, The U.S. Large Company Series of The DFA Investment Trust Company, and investing all of its assets in the Merrill Lynch Master S&P 500 Index Series (the Series), which seeks to match the performance of the Standard & Poor’s 500 Index (the S&P 500) as closely as possible before the deduction of expenses. The Series may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. For example, if 2% of the S&P 500 is made up of the stock of a particular company, the Series will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, if the Series’ investment adviser believes it would be cost efficient, the investment adviser is authorized to deviate from full replication and instead invest in a statistically selected sample of the 500 stocks in the S&P 500 based on the investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred through full replication. The Series may continue to hold stock dividends and other non-cash distributions from S&P 500 stocks held by the Series if the investment adviser believes it would be advantageous to do so. The investment adviser may also purchase stocks not included in the S&P 500 when it believes that it would be a cost efficient way of approximating the S&P 500’s performance.

The Series may invest in derivatives, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Series to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Series will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivatives, the Series may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the S&P 500.